Exhibit 10.1

2001 STOCK OPTION PLAN

OF

NOVACEA, INC.

1. Purpose

The purpose of this 2001 Stock Option Plan (the “Plan”) is to secure for Novacea, Inc. (the “Company”) the benefits arising from stock ownership by selected employees, consultants, advisers and directors of the Company and its parent and subsidiary corporations, if any, who are important to the success and the growth of the business of the Company, and to help the Company and its parent and subsidiary corporations secure and retain the services of such persons. The Plan will provide a means whereby such persons will be given an opportunity to purchase shares of the Common Stock of the Company under options, some of which are intended to qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

2. Definitions

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code.

“Board” means the Board of Directors of the Company.

“Committee” means the stock option committee of the Board, if one is designated.

“Company” shall have the meaning set forth in Section 1 hereof.

“Common Stock” means shares of the Company’s Common Stock, $0.001 par value.

“Fair Market Value” means (i) if the Common Stock is then listed on a national securities exchange, the closing sales price of the Common Stock on the day such value is determined on the principal securities exchange on which such stock is then listed, or if there is no reported sale on that day, the average of the bid and asked quotations on such exchange on that day, (ii) if the Common Stock is then publicly traded in the NASDAQ National Market System, the closing sales price of the Common Stock as reported by the NASDAQ National Market System on the day such value is determined, or if there is no reported sale on that day, the average of the bid and asked quotations on that day, (iii) if the Common Stock is then publicly traded in the over-the-counter market (other than the NASDAQ National Market System), the mean between the closing bid and asked prices of the Common Stock in the over-the-counter market on the day such value is determined or, if no shares were traded that day, on the next preceding day on which there was such a trade, or (iv) if the Common Stock is not then separately quoted or publicly traded, the fair market value on the date such value is to be determined, as determined in good faith by the Board.

“Grantee” means an employee, consultant, adviser or director of the Company or its parent or subsidiary corporations to whom an Option is granted.

“Incentive Stock Option” shall have the meaning set forth in Section 1 hereof.

“Internal Revenue Code” shall have the meaning set forth in Section 1 hereof.

“Option” means any right to purchase, at a price and for the Term fixed by the Board in accordance with the Plan and subject to such other limitations and restrictions as the Board may impose, the number of shares of Common Stock specified by the Board.

“Option Agreement” means a written agreement in a form approved by the Board to be entered into by the Company and the Grantee.

“Parent” and “subsidiary” shall have the definitions of a parent corporation and a subsidiary corporation, respectively, contained in Section 424 of the Internal Revenue Code.

“Plan” shall have the meaning set forth in Section 1 hereof.

“Successor” means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Grantee.

“Term” means the period during which a particular Option may be exercised.

3. Effective Date of Plan

The Plan shall become effective on the date it is adopted by the Board, subject, however, to its approval by the holders of a majority of the outstanding voting stock of the Company within twelve (12) months of such effective date. In the event that the Plan is not so approved by the Company’s stockholders within twelve (12) months of the effective date, all Options issued hereunder shall be void.

4. Administration of the Plan

(a) The Plan shall be administered by the Compensation Committee of the Board (“Committee”), which Committee shall consist of not less than two (2) directors, each of whom shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and Section 1. 162-27 of the Treasury Regulations or any successor provision(s) thereto. If there are not two (2) persons on the Board who meet the foregoing qualification the Committee may be comprised of any two (2) or more directors. The Committee shall serve at the pleasure of the Board and if a Committee is constituted, all references in this Plan to the “Board” except those in Section 2, Section 3, Section 4(a) and Section 15 shall be deemed to refer to the Committee. If no Committee is constituted, the Plan shall be administered by the Board.

(b) The Committee, if one be constituted, shall adopt such rules of procedure as it may deem proper; provided, however, that it may only take action upon the agreement of a majority of the whole Committee. Any action which the Board or the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held.

(c) The powers of the Board shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, to determine when and to whom Options shall be granted, the number of shares subject to each Option, the method and medium of payment and the Term of each Option.

(d) The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements as to the persons to receive Options under the Plan.

5. Grant of Options: Number and Source of Shares Subject to the Plan

(a) The Board may from time to time grant Options under the Plan for not more than Eleven Million (11,000,000) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose or from treasury shares.

(b) The date of grant of an Option shall be the date specified by the Board which date shall not be earlier than the date the Board action is final.

(c) Shares of Common Stock, as to which Options previously granted shall for any reason lapse, shall be restored to the total number available for grant of Options.

6. Persons Eligible to Receive Options

(a) Options may be granted under the Plan to selected employees, consultants, advisers and directors of the Company or one or more of its parent or subsidiary corporations, if any. Eligibility shall be determined by the Board (subject to Section 6(b) below), and such determination shall be final and conclusive upon all persons.

(b) Employees are eligible to receive either or both Incentive Stock Options and Options other than Incentive Stock Options. Directors, consultants and/or advisers who are not also employees or officers of the Company or one or more of its parent or subsidiary corporations, if any, shall not be eligible to receive Incentive Stock Options under the Plan.

(c) A Grantee who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or one or more of its parent or subsidiary corporations, if any, may only be granted an Option under the Plan if at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the shares subject to the Option, and, in the case of an Incentive Stock Option, such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

(d) To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its parent and subsidiary corporations, if any) exceeds such amount as the Internal Revenue Code shall then specify, if any, such Options shall be treated as Options which are not Incentive Stock Options.

7. Option Price, Payment, and Withholding

(a) The price per share to be paid by the Grantee to the Company upon exercise of an Option shall not be less than 100% (85% in the case of Options other than Incentive Stock Options) of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The aggregate Option price shall be paid at the time of the exercise of the Option in full in cash or by check or, if permissible under applicable state law and in the discretion of the Board, in installments or in part by a promissory note or notes of the Grantee bearing interest at such rate or rates as may be determined by the Board and secured by a security interest in the shares issued upon exercise and such other security as the Board, in its discretion, may require. In the sole discretion of the Board, payment of the aggregate Option price may be made in whole or in part by delivery of shares of previously acquired Common Stock having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate Option price and, if and to the extent permissible and applicable, cash or a check or note payable to the Company for any remaining portion of the aggregate Option price.

(b) In connection with the exercise of an Option, the Company shall be entitled to require as a condition of delivery of the shares issuable upon exercise thereof that the Grantee remit or, in appropriate cases agree to remit when due, an amount sufficient to satisfy all current or estimated future federal, state and local withholding tax requirements and any federal social security or other employment tax or other tax requirements relating thereto. If permitted by the Board in its sole discretion, the Grantee may satisfy, in whole or in part, the foregoing withholding requirement by delivery of shares of previously acquired Common Stock having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate withholding taxes and, if permissible and applicable, cash or a check payable to the Company for any remaining portion of the aggregate withholding taxes.

(c) If requested by the Board, prior to the acceptance of shares of Common Stock as provided in subparagraph (a) or (b) of this Section 7, the Grantee shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Grantee has good and marketable title to such shares free and clear of liens and encumbrances.

8. Term of Options, Exercise of Option During Life of Grantee

(a) Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Option Agreement except that (i) no Option granted hereunder shall be for a Term exceeding ten (10) years (or five (5) years as provided in Section 6(c) hereof) and (ii) all Options shall vest at a rate of no less than twenty percent (20%) per year over a period of five (5) consecutive years.

(b) Options shall be exercised by delivering or mailing to the Company, Attention: Corporate Secretary:

(i) a notice, in the form prescribed by the Board, specifying the number of shares to be purchased; and

(ii) the total consideration therefor, as specified in the Option Agreement relating thereto.

(c) Upon receipt of such notice and payment, the Company shall promptly deliver to the Grantee a certificate or certificates for the shares purchased, without charge to the Grantee for any issue or transfer tax.

(d) The Board may postpone any exercise of an Option for such time as the Board in its discretion may deem necessary or condition the exercise thereof in such manner as the Board may determine in order to permit the Company with reasonable diligence (i) to effect or maintain the listing of such shares on any securities exchanges, or (ii) to effect or maintain registration or qualification under the Act, or any applicable state statute, of the Plan or the shares issuable upon the exercise of the Option, or (iii) to determine that the Plan and issuance of such shares are exempt from registration or qualification and in connection therewith to require (x) as a condition of the issuance of shares upon exercise of the Option that the Grantee represent and agree that the Grantee is acquiring shares of Common Stock upon exercise of such Option for investment and without a view to the distribution or resale thereof in violation of the Act and any applicable state securities law and (y) that the certificates evidencing such shares bear a legend setting forth such representation. The Company shall not be obligated by virtue of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares in violation of the Act or of the law of any state having jurisdiction thereof. Any such postponement shall not extend the Term of an Option; and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee of an Option, or to the Grantee’s Successor, with respect to any shares as to which the Option shall lapse because of such postponement.

(e) All Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Grantee only by the Grantee.

(f) Upon the exercise of an Option by the Grantee, the share certificate or certificates may, at the request of the Grantee, be issued in the Grantee’s name and the name of another person as joint tenants with right of survivorship.

(g) An Option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board and any Option intended to be an Incentive Stock Option shall include such provisions and conditions as may be necessary to qualify the Option as an Incentive Stock Option.

(h) An Option may contain such restrictions and provisions regarding the sale, transfer or disposition of the shares of Common Stock issued upon exercise thereof as may be determined by the Board.

9. Exercise of Option by Grantee on Cessation of Employment

The unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a) The expiration of not more than ten (10) years from the date on which such Option was granted;

(b) The expiration of ninety (90) days from the date of termination (other than a termination described in Section 9(d) below or on account of death) of the Grantee’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within ninety (90) days from the date of termination of the Grantee’s directorship or consulting or advising arrangement, as the case may be), provided that if the Grantee shall die during such ninety (90) day period, the provisions of Section 9(c) below shall apply;

(c) The expiration of one (1) year following the date of the Grantee’s death, if such death occurs during his or her employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, during the term of his or her directorship or consulting or advising arrangement, as the case may be);

(d) The expiration of one (1) year from the date of termination of the Grantee’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, one (1) year from the date of termination of the Grantee’s directorship or consulting or advising arrangement, as the case may be), if such termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Internal Revenue Code. The Board shall have the right to determine whether the Grantee’s termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Internal Revenue Code, such determination of the Board to be final and conclusive.

10. Right to Terminate Employment

Nothing contained in the Plan or in any Option granted pursuant to the Plan shall obligate the Company or its parent or subsidiary corporations to continue to employ or engage any employee, consultant, adviser or director in such or in any other capacity with the Company, nor confer upon any employee, consultant, adviser or director any right to continue in the employ or as a consultant, adviser or director of or in any other capacity with the Company or its parent or subsidiary corporations, if any, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate any person’s compensation, employment, directorship or consulting or advising agreement at any time.

11. Stockholders’ Rights

No person shall have any rights of a stockholder by virtue of a grant of an Option except with respect to shares actually issued to that person upon the exercise thereof.

12. Adjustments

In the event that the shares of stock subject to the Plan shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject or which may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to the Plan, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan or the terms, such adjustments shall be made in accordance with such determination.

Fractional shares resulting from any adjustment in Options pursuant to this Section 12 shall be eliminated. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be final and conclusive for all purposes of the Plan.

13. Corporate Mergers, Acquisitions, Etc.

The Board may also grant Options having terms and provisions which vary from those specified in the Plan provided that any Option granted pursuant to this Section 13 is granted in substitution for or in connection with the assumption of existing Options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation to which the Company is a party.

14. Proceeds from Sale of Stock

Proceeds from the sale of stock pursuant to Options granted under the Plan shall be added to the general funds of the Company.

15. Termination, Suspension or Modification of Plan

The Plan shall terminate ten (10) years from the date on which it is adopted by the Board but such termination shall not affect the validity of any outstanding Options or any restrictions or agreements contained therein. The Board may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without the authorization of the holders of a majority of the shares voted thereon at a meeting of stockholders duly called and held, increase the aggregate number of shares for which Options may be granted under the Plan (other than through adjustment for changes in capitalization as hereinabove provided). No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of an Option granted before the date of such termination, suspension, or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 12 shall not adversely affect any such right. Subject to the foregoing provisions of this Section 15, the Board expressly reserves the right, in its sole determination, to amend or modify the terms and provisions of the Plan and of any outstanding Options thereunder to the extent necessary to qualify any or all Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under the Internal Revenue Code or any amendment thereto or other statutes or regulations which become effective after the effective date of the Plan.

16. Financial Information

The Company shall provide to each Grantee such financial information, at such times, as may be required under the California Corporate Securities Law of 1968, as amended, and the regulations thereunder.

17. Optionee Restriction Agreements

The Board, in its discretion, may require, as a condition to the grant of an Option, a Grantee to enter into an Optionee Restriction Agreement which provides for, among other things, (a) a right of repurchase (which right shall lapse at a rate of at least twenty percent (20%) per year over five years from the date the Option is granted) in favor of the Company to repurchase shares acquired upon the exercise of an Option, which right must be exercised for cash or cancellation of purchase money indebtedness, at a price equal to the purchase price per share paid by the original Grantee for the shares, within ninety (90) days of, in the case of an employee, the date of termination of his or her employment or, in the case of a director, consultant or adviser who is not an employee, the date of termination of his or her directorship or consulting or advising arrangement, as the case may be, and (b) market standoff provisions which require a Grantee, upon request of the Company, to not sell or transfer shares acquired upon exercise of an Option for a specified period of time following the effective date of a registration statement under the Act.

INCENTIVE STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”), made as of                 , 200    , by and between Novacea, Inc., a Delaware corporation (the “Company”), and                  (the “Option Holder”), is made with reference to the following facts:

A. The Company is desirous of providing additional incentives to the Option Holder in rendering services to and on behalf of the Company and its parent and subsidiary corporations and, in order to accomplish this result, has determined to grant the Option Holder the right and option to purchase shares of Common Stock, $.001 par value, of the Company (the “Common Stock”) pursuant to the Company’s 2001 Stock Option Plan (the “Plan”) on the terms and conditions set forth herein.

B. The Option Holder is desirous of accepting said stock option on the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed as follows:

1. Grant. The Company hereby grants to the Option Holder the right and option to purchase, on the terms and conditions hereinafter set forth (the “Option”), all or any part of an aggregate of                          (            ) shares of the Common Stock at the purchase price of                          cents ($0.    ) per share (the “Exercise Price”), exercisable from time to time in accordance with the provisions of this Agreement and the Plan pursuant to which this Agreement is being executed during a period expiring at the close of business ten (10) years from the date of this Agreement (the “Expiration Date”). This Option not intended to be an “incentive stock option”. This Option will be treated as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations promulgated thereunder.

2. Exercise of Option.

(a) In order to exercise this Option, Option Holder shall take all of the following actions: (i) delivering or mailing to the Company, Attention: Corporate Secretary, a notice of exercise, in the form specified by the Company, specifying therein the number of shares of Common Stock he has elected to purchase, accompanied by (A) payment in cash or by check payable to the order of the Company for the Exercise Price multiplied by the number of shares to be purchased, and (B) if required, the letter described in Paragraph 6; (ii) making appropriate arrangements with the Company for the satisfaction of the withholding requirements set forth in Paragraph 8 hereof; and (iii) executing and delivering to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) and a copy of the executed Election Pursuant to Section 83(b) if applicable, in accordance with Section 5 of the Optionee Restriction Agreement attached hereto as Exhibit “A” and being executed concurrently herewith. Notwithstanding the foregoing, the aggregate purchase price to be paid upon any exercise of this Option may, if permissible under applicable state law and in the discretion of the Board of Directors of the Company (the “Board”), be paid (1) in installments or in whole or in part by a promissory note of the Option Holder (in a form reasonably satisfactory to the Company) and secured by a security interest in the shares issued upon such exercise

(provided, however, that an amount equal to the par value of the Common Stock multiplied by the number of shares being issued upon exercise shall be paid in cash) and/or (2) in whole or in part by delivery to the Company of shares of Common Stock previously acquired by the Option Holder having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) equal to the portion of the aggregate purchase price being paid by delivery of such shares and, in the case of (1) or (2), if and to the extent applicable, cash or a check (or, in the case of (2) only, a note) made payable to the Company for any remaining portion of the aggregate purchase price. If so requested by the Board, prior to the acceptance of shares of Common Stock in satisfaction (in whole or in part) of the purchase price upon such exercise of this Option, the Option Holder shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Option Holder has good and marketable title to such shares, free and clear of liens and encumbrances. The exercise of this Option shall not be deemed effective unless and until the Option Holder has complied with all of the provisions of this Paragraph 2(a). No partial exercise of this Option may be for less than One Hundred (100) shares and, in no event, shall the Company be required to issue fractional shares.

(b) This Option shall be immediately exercisable in full as to all of the shares covered hereby, conditioned upon the Option Holder entering into the Optionee Restriction Agreement attached hereto as Exhibit “A” with respect to any unvested shares. The shares subject to this Option shall vest and/or be released from the Company’s Right of Repurchase, as set forth in the Optionee Restriction Agreement, according to the schedule set forth on Schedule 1 to the Optionee Restriction Agreement.

3. Termination. The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a) The Expiration Date;

(b) The expiration of ninety (90) days from the date of termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within ninety (90) days from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be) (other than a termination described in subparagraphs (d) or (e) below or on account of death); provided that if the Option Holder shall die during such ninety (90) day period, the provisions of subparagraph (c) below shall apply;

(c) The expiration of eighteen (18) months following the date of the Option Holder’s death, if such death occurs during the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within eighteen (18) months from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be);

(d) The expiration of one (1) year from the date of termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within one (1) year from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be) if such termination is attributable to a disability of the Option Holder within the meaning of Section 22(e)(3) of the Code. The Board shall have the right to determine whether the Option Holder’s termination is attributable to a disability of the Option Holder within the meaning of Section 22(e)(3) of the Code, such determination of the Board to be final and conclusive;

(e) Upon the termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within one (1) year from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be) if such termination is for Cause (as defined below). The Board shall have the right to determine whether the Option Holder has been discharged for Cause and the date of such discharge; such determination of the Board to be final and conclusive. “Cause” for the Option Holder’s termination will exist at any time after the happening of one or more of the following events, in each case as determined in good faith by the Company’s Board of Directors:

(i) The Option Holder’s gross negligence or willful misconduct in the performance of his or her duties to the Company;

(ii) The Option Holder’s repeated or unjustified absence from the Company;

(iii) The Option Holder’s commission of any act of fraud with respect to the Company;

(iv) The Option Holder’s conviction of or plea of guilty or nolo contendere to felony criminal conduct or a crime involving moral turpitude; or

(v) The Option Holder’s violation of any noncompetition or confidentiality agreement that the Option Holder has entered into with the Company.

Nothing contained herein or in the Plan shall obligate the Company or its parent or subsidiary corporations to continue to engage the Option Holder as an employee, consultant or advisor or in any other capacity with the Company, nor confer upon the Option Holder any right to continue in such employment or engagement or in any other capacity with the Company or its parent or subsidiary corporations, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate his compensation, employment or engagement at any time.

4. Non-Assignability. This Option and the rights and privileges granted hereby shall not be transferred other than by will or by the laws of descent and distribution. Upon any attempt to transfer this Option or any right or privilege granted hereby other than by will or by the laws of descent and distribution and contrary to the provisions hereof, this Option and said rights and privileges shall immediately become null and void.

5. Anti-Dilution. In the event that the shares of Common Stock subject to this Option shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. This Option shall also be appropriately amended as to Exercise Price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to this Option, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in this Option, such adjustments shall be made in accordance with such determination. The Option Holder understands that if, subsequent to the date of this Agreement, the Company issues additional shares of the Company’s securities, the percentage ownership of the Company represented by the number of shares of Common Stock subject to this Option will be proportionately reduced by each such issuance and that the number of shares covered hereby and the Exercise Price shall not be adjusted except as otherwise set forth in this Agreement.

Fractional shares resulting from any adjustment in this Option pursuant to this Paragraph 5 shall be eliminated. Notice of any adjustment shall be given by the Company to the Option Holder, such adjustment (whether or not such notice is given) to be final and conclusive for all purposes hereof.

6. Securities Law. The shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), or registered or qualified under any applicable state securities laws. Accordingly, the Option Holder agrees that he will take any shares of Common Stock acquired pursuant to the exercise hereof in good faith for purposes of investment and without a view to any distribution thereof in violation of the Act and the rules and regulations promulgated thereunder (or such applicable state securities laws). The Option Holder understands that the Company will be relying upon the truth and accuracy of this representation in issuing the Common Stock without first registering the issuance thereof under the Act or under applicable state securities laws. The Option Holder acknowledges that he is aware that the Common Stock issuable upon exercise hereof has not been registered (and there is no obligation on behalf of the Company to register such shares) under the Act (or such applicable state securities laws) and that such Common Stock will not be freely tradeable and must be held by him indefinitely or until such time, if any, as herein provided and until such Common Stock is either registered under the Act or transfers may be made pursuant to an exemption from such registration as is accorded by the Act or the rules and regulations promulgated thereunder (and such applicable state securities laws). In this regard, the Option Holder acknowledges that he is also aware that, if the exemption under Rule 144 of the rules and regulations promulgated under the Act becomes applicable to the Common Stock, shares of the Common Stock may be sold pursuant to said Rule only (i) following the filing of any required reports by the Company under the Securities and Exchange Act of 1934, as amended, (ii) after the minimum holding period specified in said Rule has been satisfied, and (iii) thereafter, only in limited amounts in the manner prescribed in said Rule.

The Option Holder agrees that at the time of any exercise hereunder, he will provide the Company with a letter embodying the aforementioned expressions of understanding and intent and agrees that any shares issued to him following the exercise of any option arising hereunder may bear such restrictive legend as the Company may deem necessary to reflect the status of such shares under the Act (and such applicable state securities laws). Before consenting to the removal of such legend and the transfer of any such shares, the Company may insist upon the delivery to it of an opinion from counsel, satisfactory to it, that the contemplated transfer does not constitute a violation of the Act (or such applicable state securities laws).

Notwithstanding the foregoing, the provisions of this Paragraph 6 shall be suspended and be of no force or effect during any period during which the shares of Common Stock subject to this Option are registered under the Act.

7. Rights as a Stockholder. Neither the Option Holder nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.

8. Withholding, Obligations.

(a) The Option Holder hereby authorizes withholding from payroll and any other amounts payable to the Option Holder at the time the Option Holder exercises this Option, in whole or in part, or at any time thereafter as requested by the Company, and the Option Holder otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate (as defined in the Plan), if any, which arise in connection with the exercise of this Option.

(b) Upon the Option Holder’s request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to the Option Holder upon the exercise of this Option a number of whole shares of Common Stock having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of this Option, share withholding pursuant to the preceding sentence shall not be permitted unless the Option Holder makes a proper and timely election under Section 83(b) of the Internal Revenue Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of this Option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of this Option that are otherwise issuable to the Option Holder upon such exercise. Any adverse consequences to the Option Holder arising in connection with such share withholding procedure shall be the Option Holder’s sole responsibility.

(c) Notwithstanding any provision herein to the contrary, the Option Holder may not exercise this Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, the Option Holder may not be able to exercise this Option when desired even though this Option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock.

9. Notices. Whenever under this Agreement notice is required to be given in writing, it shall be deemed to have been duly given upon personal delivery, upon deposit with an air courier guaranteeing overnight delivery, or two (2) days after deposit in mail if mailed by registered or certified mail, postage prepaid, to the Company at the address set forth below or to Option Holder at the address set forth on the last page hereof (or to such other address as either party shall have indicated to the other party by notice in accordance with this Paragraph):

Company:	NOVACEA, INC.
601 Gateway Boulevard, Suite 800
South San Francisco, CA 94080

10. Benefit. Except as otherwise specifically provided herein, this Agreement shall be binding upon and shall operate for the benefit of the Company and the Option Holder and his Successors (as defined in the Plan).

11. GOVERNING LAW. THIS AGREEMENT AND ANY RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

12. Entire Agreement. This Agreement, the Plan and the Optionee Restriction Agreement (as defined below) together represent the entire agreement between the parties hereto regarding the options on the Company’s Common Stock granted hereunder and supersede any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein or therein. Except as otherwise expressly provided herein, this Agreement cannot be amended or modified except by a written instrument executed by the parties hereto.

13. Construction. The headings of the Paragraphs are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any of the provisions of this Agreement shall be unlawful, void or for any reason unenforceable, they shall be deemed separable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Agreement.

14. Interpretation. In interpreting any provision of this Agreement, the masculine shall include the feminine and neuter, and vice versa and the singular shall include the plural, and vice versa.

15. Further Acts. The parties hereto agree to execute and deliver such further instruments as may be reasonably necessary to carry out the intent of this Agreement.

16. Optionee Restriction Agreement. Concurrently herewith, Option Holder has executed and delivered to the Company an Optionee Restriction Agreement in substantially the form of Exhibit “A” to this Agreement (the “Optionee Restriction Agreement”).

IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the day and year first above written.

NOVACEA, INC.		OPTION HOLDER:

By:
	Bradford S. Goodwin,	(Name)
Chief Executive Officer

Address for Notice:

CONSENT OF SPOUSE

The undersigned, the spouse of the Option Holder under the foregoing Stock Option Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of Common Stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.

Dated as of

EXHIBIT A

NOVACEA, INC.

OPTIONEE RESTRICTION AGREEMENT

THIS OPTIONEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of ______, 20__ between Novacea, Inc., a Delaware corporation (the “Company”), and ________________ (“Optionee”).

RECITALS:

A. Optionee owns as of the date hereof an option (the “Option”) granted by the Company to purchase all or any part of an aggregate of ____________ (______) shares (the “Shares”) of the Common Stock of the Company, par value $.001 per share, at a purchase price of ____________ cents ($0.__) per Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.

B. In order to provide assurance to certain present and future holders (collectively, the “Investors”) of the Preferred Stock of the Company (the “Preferred Shares”) and thereby to assist in future equity financings of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.

THE PARTIES AGREE AS FOLLOWS:

1. Company’s Right of First Refusal Respecting Shares.

1.1 Right of First Refusal. Subject to Section 1.5, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 1. 1 shall be freely assignable, in whole or in part.

1.2 Transfer of Exercised Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the

Company, the Optionee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

1.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

1.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.

1.5 Limitations to Rights. Without regard and not subject to the provisions of Sections 1.1 and 2.1;

(i) The Optionee may sell or otherwise assign for consideration Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.

(b) To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Act”).

2. Rights of Co-Sale.

2.1 The Rights of Investors. If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the “Eligible Holders”) in a transaction (the “Transaction”) not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a “Selling Holder”) which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares

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which the Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Section 2, the “pro rata portion” which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee. Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.

2.2 Notice. Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties’ concurrence with the description of the terms.

2.3 Failure to Notify. If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above. The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder’s right to participate in subsequent sales of Shares by the Optionee pursuant to Section 2.1 hereof.

2.4 Termination. The obligations of the Optionee under this Section 2 shall terminate and be of no further force and effect upon the occurrence the earlier of the two events described in subsection 1.4 of this Agreement.

3. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a Registration Statement filed under the Act; provided, however, that such restriction shall apply only to the first two Registration Statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten

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public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.

4. Company’s Right to Repurchase Upon Termination of Engagement.

4.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Optionee’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, the Optionee’s directorship or consulting or advising arrangement, as the case may be) terminates for any reason whatsoever (the “Engagement Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 4.1 shall be freely assignable, in whole or in part.

4.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Engagement Termination. If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Engagement Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.

4.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

4.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon the Optionee and any representative, executor, administrator, heir, or legatee of the Optionee.

5. Taxes. Concurrently with the exercise of the Option to which this Agreement is an exhibit, the Optionee shall execute and deliver to the Company (i) a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgement”) attached hereto as Exhibit 5A; and (ii) a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 5B, if the Optionee has indicated in the Acknowledgment his or her decision to make such an election. The Optionee should consult his or her own tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances. The Company may withhold from the Optionee’s wages, or require the Optionee

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to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.

6. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY AND A RIGHT OF CO-SALE ON THE PART OF CERTAIN STOCKHOLDERS PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”

“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES SHOULD THE PERSON INITIALLY ISSUED THESE SECURITIES CEASE TO BE EMPLOYED BY OR ENGAGED AS A CONSULTANT OR ADVISOR TO THE COMPANY OR ANY AFFILIATE THEREOF.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY’S SECURITIES AS MORE FULLY PROVIDED IN THE AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.”

7. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

8. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.

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9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of Orange or the United States District Court for the Central District of California, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 10.

10. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

NOVACEA, INC. 601 Gateway Boulevard, Suite 800 South San Francisco, CA 94080 Attention: President

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 10.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOVACEA, INC.

By:

Bradford S. Goodwin,
Chief Executive Officer

Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Optionee:
(Name)

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Optionee’s spouse indicates by the execution of this Agreement her consent to be bound by the terms herein as to her interests, whether as community property or otherwise, if any, in the Shares.

Optionee’s Spouse

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EXHIBIT 5A

ACKNOWLEDGMENT AND STATEMENT

OF DECISION REGARDING ELECTION

PURSUANT TO SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned (which term includes the undersigned’s spouse), a holder of shares of common stock of NOVACEA, INC., a Delaware corporation (the “Company”), hereby states as follows:

1. The undersigned acknowledges receipt of a copy of the Company’s Optionee Restriction Agreement (the “Agreement”). The undersigned has carefully reviewed the Agreement.

2. The undersigned either [check as applicable]:

☐ (a) has consulted, and has been fully advised by, the undersigned’s own tax advisor, ____________________________, whose business address is __________________________________________, regarding the federal, state and local tax consequences of entering into the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

☐ (b) as knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided [check as applicable]:

☐ (a) to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Agreement, an executed form which is attached as Exhibit 5B to the Agreement; or

☐ (b) not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any subsidiary or representative of the Company had made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

5. The undersigned is also submitting to the Company an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:_____________________, 20___
Signature

Print Name

Date:_____________________, 20___
Signature

Print Name

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EXHIBIT 5B

ELECTION PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in the undersigned’s gross income the excess (if any) of (x) the fair market value of the property described below, over (y) the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, the amount excluded from the undersigned’s income pursuant to Sections 421 and 422 of the Code. This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute. Pursuant to applicable Treasury Regulations the following information is provided:

1. The undersigned’s name, address and taxpayer identification (social security) number are:

Name:_____________________________________

Address:_____________________________________

Social Security #:__________________________________

2. The property with respect to which the election is made consists of ___________ shares of Common Stock of NOVACEA, INC., a Delaware corporation (the “Company”).

3. The date on which the above property was transferred to the undersigned was ___________, 20__, and the taxable year to which this election relates is 20__.

4. The above property is subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.

5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $_________ per share.

6. The amount paid for the above property by the undersigned was $_________ per share.

7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.

8. If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code. However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.

If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $_________. per share.

Date: ___________________, 20__.

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SCHEDULE 1 OF THE

OPTIONEE STOCK RESTRICTION

AGREEMENT

The Option shall vest and/or the Right of Repurchase shall expire on March 29, 2005 with respect to 1/4th of the total number of shares acquired or to be acquired, and thereafter with respect to an additional 1/48th of the total remaining number of shares on the 1st day of each of the immediately following calendar months.

Change in Control. In the event of a Change in Control (as such term is defined below), then the Option shall vest and/or the Right of Repurchase shall expire with respect to fifty percent (50%) of the shares of Common Stock subject thereto. Thereafter, the Option shall vest and/or the Right of Repurchase shall expire with respect to any unvested shares of Common Stock remaining subject thereto in equal monthly installments over the number of months remaining of the thirty-six (36) month period provided for in the preceding paragraph. For example, assume at the time immediately prior to a Change in Control (i) the number of shares of Common Stock subject to the Option and/or Right of Repurchase is seventy-two (72) shares and (ii) the Option is vesting and/or the Right of Repurchase is expiring, as applicable, monthly such that the Option will vest and/or the Right of Repurchase will expire with respect to two (2) shares each month over the next thirty-six (36) months. In such event, upon a Change in Control (A) the Option shall vest and/or the Right of Repurchase shall expire with respect to thirty-six (36) of such shares immediately, and (B) the Option shall continue to vest and/or the Right of Repurchase shall continue to expire in equal monthly installments with respect to the remaining thirty-six (36) shares of Common Stock subject to the Option and/or Right of Repurchase for the remainder of the thirty-six (36) month period provided for in the preceding paragraph (i.e., the Option shall vest and/or the Right of Repurchase shall expire with respect to one (1) share per month). In addition, in the event of a Change in Control, if within the period beginning on the first (1st) day of the calendar month immediately preceding the calendar month in which the effective date of such Change in Control occurs and ending on the last day of the thirteenth (13th) calendar month following the calendar month in which the effective date of Change in Control occurs, the Optionee’s employment with or service to the Company terminates due to an involuntary termination thereof by the Company (or any successor) without Cause (as such term is defined below) (not including a termination as a result of the Optionee’s death or disability) or due to a Constructive Termination (as such term is defined below), then the Option shall vest and/or the Right of Repurchase shall expire in full with respect to all shares of Common Stock subject thereto as of the date of such termination of the Optionee’s employment or service.

Death. In the event of the Option Holder’s termination of employment with or service to the Company or its parent or subsidiary corporations as a result of the Option Holder’s death, then the Option shall vest and/or the Right of Repurchase shall expire in full with respect to all shares of Common Stock subject thereto as of the date of the Option Holder’s death.

For purposes of this Schedule 1 only:

(a) “Cause” for the Optionee’s termination will exist at any time after the happening of one or more of the following events, in each case as determined in good faith by the Company’s Board of Directors:

(i) The Optionee’s gross negligence or willful misconduct in the performance of his or her duties to the Company;

(ii) The Optionee’s repeated or unjustified absence from the Company;

(iii) The Optionee’s commission of any act of fraud with respect to the Company;

(iv) The Optionee’s conviction of or plea of guilty or nolo contendere to felony criminal conduct or a crime involving moral turpitude; or

(v) The Optionee’s violation of any noncompetition or confidentiality agreement that Optionee has entered into with the Company.

(b) “Change in Control” means: (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity and in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the entity surviving such transaction or the surviving entity’s parent; (iii) a reverse merger in which the Company is the surviving entity but the shares of Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the Company or the Company’s parent entity immediately after such transaction; or (iv) after the Listing Date (as such term is defined below), an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; provided, however, that clauses (ii) and (iii) of this paragraph shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

(c) “Constructive Termination” means Optionee’s voluntary resignation following (i) any reduction in the Optionee’s level of base salary, or (ii) a relocation of the Optionee’s principal place of employment by more than fifty (50) miles (other than reasonable business travel required as part of the job duties associated with the Optionee’s position), provided, and only in the event that, such change, reduction or relocation is effected by the Company without cause and without the Optionee’s consent.

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(d) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968, as amended.

Initialed by:	NOVACEA, INC.

By:

Bradford S. Goodwin,
Chief Executive Officer

Optionee:
(Name)

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NON-QUALIFIED STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”), made as of _______, 200__, by and between Novacea, Inc., a Delaware corporation (the “Company”), and _________ (the “Option Holder”), is made with reference to the following facts:

A. The Company is desirous of providing additional incentives to the Option Holder in rendering services to and on behalf of the Company and its parent and subsidiary corporations and, in order to accomplish this result, has determined to grant the Option Holder the right and option to purchase shares of Common Stock, $.001 par value, of the Company (the “Common Stock”) pursuant to the Company’s 2001 Stock Option Plan (the “Plan”) on the terms and conditions set forth herein.

B. The Option Holder is desirous of accepting said stock option on the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed as follows:

1. Grant. The Company hereby grants to the Option Holder the right and option to purchase, on the terms and conditions hereinafter set forth (the “Option”), all or any part of an aggregate of ______________ (_____) shares of the Common Stock at the purchase price of ____________ cents ($0.__) per share (the “Exercise Price”), exercisable from time to time in accordance with the provisions of this Agreement and the Plan pursuant to which this Agreement is being executed during a period expiring at the close of business ten (10) years from the date of this Agreement (the “Expiration Date”). This Option is not intended to be an incentive stock option. This Option will not be treated as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations promulgated thereunder.

2. Exercise of Option.

(a) In order to exercise this Option, Option Holder shall take all of the following actions: (i) delivering or mailing to the Company, Attention: Corporate Secretary, a notice of exercise, in the form specified by the Company, specifying therein the number of shares of Common Stock he has elected to purchase, accompanied by (A) payment in cash or by check payable to the order of the Company for the Exercise Price multiplied by the number of shares to be purchased, and (B) if required, the letter described in Paragraph 6; (ii) making appropriate arrangements with the Company for the satisfaction of the withholding requirements set forth in Paragraph 8 hereof; and (iii) executing and delivering to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) and a copy of the executed Election Pursuant to Section 83(b) if applicable, in accordance with Section 5 of the Optionee Restriction Agreement attached hereto as Exhibit “A” and being executed concurrently herewith. Notwithstanding the foregoing, the aggregate purchase price to be paid upon any exercise of this Option may, if permissible under applicable state law and in the discretion of the Board of Directors of the Company (the “Board”), be paid (1) in installments or in whole or in part by a promissory note of the Option Holder (in a form reasonably satisfactory to the Company) and secured by a security interest in the shares issued upon such exercise

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(provided, however, that an amount equal to the par value of the Common Stock multiplied by the number of shares being issued upon exercise shall be paid in cash) and/or (2) in whole or in part by delivery to the Company of shares of Common Stock previously acquired by the Option Holder having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) equal to the portion of the aggregate purchase price being paid by delivery of such shares and, in the case of (1) or (2), if and to the extent applicable, cash or a check (or, in the case of (2) only, a note) made payable to the Company for any remaining portion of the aggregate purchase price. If so requested by the Board, prior to the acceptance of shares of Common Stock in satisfaction (in whole or in part) of the purchase price upon such exercise of this Option, the Option Holder shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Option Holder has good and marketable title to such shares, free and clear of liens and encumbrances. The exercise of this Option shall not be deemed effective unless and until the Option Holder has complied with all of the provisions of this Paragraph 2(a). No partial exercise of this Option may be for less than One Hundred (100) shares and, in no event, shall the Company be required to issue fractional shares.

(b) This Option shall be immediately exercisable in full as to all of the shares covered hereby, conditioned upon the Option Holder entering into the Optionee Restriction Agreement attached hereto as Exhibit “A” with respect to any unvested shares. The shares subject to this Option shall vest and/or be released from the Company’s Right of Repurchase, as set forth in the Optionee Restriction Agreement, according to the schedule set forth on Schedule 1 to the Optionee Restriction Agreement.

3. Termination. The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a) The Expiration Date;

(b) The expiration of ninety (90) days from the date of termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within ninety (90) days from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be) (other than a termination described in subparagraphs (d) or (e) below or on account of death); provided that if the Option Holder shall die during such ninety (90) day period, the provisions of subparagraph (c) below shall apply;

(c) The expiration of eighteen (18) months following the date of the Option Holder’s death, if such death occurs during the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within eighteen (18) months from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be);

(d) The expiration of one (1) year from the date of termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within one (1) year from the

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date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be) if such termination is attributable to a disability of the Option Holder within the meaning of Section 22(e)(3) of the Code. The Board shall have the right to determine whether the Option Holder’s termination is attributable to a disability of the Option Holder within the meaning of Section 22(e)(3) of the Code, such determination of the Board to be final and conclusive;

(e) Upon the termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within one (1) year from the date of termination of the Option Holder’s directorship or consulting or advising arrangement, as the case may be) if such termination is for Cause (as defined below). The Board shall have the right to determine whether the Option Holder has been discharged for Cause and the date of such discharge; such determination of the Board to be final and conclusive. “Cause” for the Option Holder’s termination will exist at any time after the happening of one or more of the following events, in each case as determined in good faith by the Company’s Board of Directors:

(i) The Option Holder’s gross negligence or willful misconduct in the performance of his or her duties to the Company;

(ii) The Option Holder’s repeated or unjustified absence from the Company;

(iii) The Option Holder’s commission of any act of fraud with respect to the Company;

(iv) The Option Holder’s conviction of or plea of guilty or nolo contendere to felony criminal conduct or a crime involving moral turpitude; or

(v) The Option Holder’s violation of any noncompetition or confidentiality agreement that the Option Holder has entered into with the Company.

Nothing contained herein or in the Plan shall obligate the Company or its parent or subsidiary corporations to continue to engage the Option Holder as an employee, consultant or advisor or in any other capacity with the Company, nor confer upon the Option Holder any right to continue in such employment or engagement or in any other capacity with the Company or its parent or subsidiary corporations, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate his compensation, employment or engagement at any time.

4. Non-Assignability. This Option and the rights and privileges granted hereby shall not be transferred other than by will or by the laws of descent and distribution. Upon any attempt to transfer this Option or any right or privilege granted hereby other than by

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will or by the laws of descent and distribution and contrary to the provisions hereof, this Option and said rights and privileges shall immediately become null and void.

5. Anti-Dilution. In the event that the shares of Common Stock subject to this Option shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. This Option shall also be appropriately amended as to Exercise Price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to this Option, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in this Option, such adjustments shall be made in accordance with such determination. The Option Holder understands that if, subsequent to the date of this Agreement, the Company issues additional shares of the Company’s securities, the percentage ownership of the Company represented by the number of shares of Common Stock subject to this Option will be proportionately reduced by each such issuance and that the number of shares covered hereby and the Exercise Price shall not be adjusted except as otherwise set forth in this Agreement.

Fractional shares resulting from any adjustment in this Option pursuant to this Paragraph 5 shall be eliminated. Notice of any adjustment shall be given by the Company to the Option Holder, such adjustment (whether or not such notice is given) to be final and conclusive for all purposes hereof.

6. Securities Law. The shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), or registered or qualified under any applicable state securities laws. Accordingly, the Option Holder agrees that he will take any shares of Common Stock acquired pursuant to the exercise hereof in good faith for purposes of investment and without a view to any distribution thereof in violation of the Act and the rules and regulations promulgated thereunder (or such applicable state securities laws). The Option Holder understands that the Company will be relying upon the truth and accuracy of this representation in issuing the Common Stock without first registering the issuance thereof under the Act or under applicable state securities laws. The Option Holder acknowledges that he is aware that the Common Stock issuable upon exercise hereof has not been registered (and there is no obligation on behalf of the Company to register such shares) under the Act (or such applicable state securities laws) and that such Common Stock will not be freely tradeable and must be held by him indefinitely or until such time, if any, as herein provided and until such Common Stock is either registered under the Act or transfers may be made pursuant to an exemption from such registration as is accorded by the Act or the rules and regulations promulgated thereunder (and such applicable state securities laws). In this regard, the Option Holder acknowledges that he is also aware that, if the exemption under Rule 144 of the rules and

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regulations promulgated under the Act becomes applicable to the Common Stock, shares of the Common Stock may be sold pursuant to said Rule only (i) following the filing of any required reports by the Company under the Securities and Exchange Act of 1934, as amended, (ii) after the minimum holding period specified in said Rule has been satisfied, and (iii) thereafter, only in limited amounts in the manner prescribed in said Rule.

The Option Holder agrees that at the time of any exercise hereunder, he will provide the Company with a letter embodying the aforementioned expressions of understanding and intent and agrees that any shares issued to him following the exercise of any option arising hereunder may bear such restrictive legend as the Company may deem necessary to reflect the status of such shares under the Act (and such applicable state securities laws). Before consenting to the removal of such legend and the transfer of any such shares, the Company may insist upon the delivery to it of an opinion from counsel, satisfactory to it, that the contemplated transfer does not constitute a violation of the Act (or such applicable state securities laws).

Notwithstanding the foregoing, the provisions of this Paragraph 6 shall be suspended and be of no force or effect during any period during which the shares of Common Stock subject to this Option are registered under the Act.

7. Rights as a Stockholder. Neither the Option Holder nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.

8. Withholding, Obligations.

(a) The Option Holder hereby authorizes withholding from payroll and any other amounts payable to the Option Holder at the time the Option Holder exercises this Option, in whole or in part, or at any time thereafter as requested by the Company, and the Option Holder otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate (as defined in the Plan), if any, which arise in connection with the exercise of this Option.

(b) Upon the Option Holder’s request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to the Option Holder upon the exercise of this Option a number of whole shares of Common Stock having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of this Option, share withholding pursuant to the preceding sentence shall not be permitted unless the Option Holder makes a proper and timely election under Section 83(b) of the Internal Revenue Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of this Option. Notwithstanding the filing of such election, shares of Common Stock

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shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of this Option that are otherwise issuable to the Option Holder upon such exercise. Any adverse consequences to the Option Holder arising in connection with such share withholding procedure shall be the Option Holder’s sole responsibility.

(c) Notwithstanding any provision herein to the contrary, the Option Holder may not exercise this Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, the Option Holder may not be able to exercise this Option when desired even though this Option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock.

9. Notices. Whenever under this Agreement notice is required to be given in writing, it shall be deemed to have been duly given upon personal delivery, upon deposit with an air courier guaranteeing overnight delivery, or two (2) days after deposit in mail if mailed by registered or certified mail, postage prepaid, to the Company at the address set forth below or to Option Holder at the address set forth on the last page hereof (or to such other address as either party shall have indicated to the other party by notice in accordance with this Paragraph):

Company:	NOVACEA, INC.
601 Gateway Boulevard, Suite 800
South San Francisco, CA 94080

10. Benefit. Except as otherwise specifically provided herein, this Agreement shall be binding upon and shall operate for the benefit of the Company and the Option Holder and his Successors (as defined in the Plan).

11. GOVERNING LAW. THIS AGREEMENT AND ANY RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

12. Entire Agreement. This Agreement, the Plan and the Optionee Restriction Agreement (as defined below) together represent the entire agreement between the parties hereto regarding the options on the Company’s Common Stock granted hereunder and supersede any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein or therein. Except as otherwise expressly provided herein, this Agreement cannot be amended or modified except by a written instrument executed by the parties hereto.

13. Construction. The headings of the Paragraphs are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any of the provisions of this Agreement shall be unlawful, void or for any reason unenforceable, they shall be deemed separable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Agreement.

14. Interpretation. In interpreting any provision of this Agreement, the masculine shall include the feminine and neuter, and vice versa and the singular shall include the plural, and vice versa.

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15. Further Acts. The parties hereto agree to execute and deliver such further instruments as may be reasonably necessary to carry out the intent of this Agreement.

16. Optionee Restriction Agreement. Concurrently herewith, Option Holder has executed and delivered to the Company an Optionee Restriction Agreement in substantially the form of Exhibit “A” to this Agreement (the “Optionee Restriction Agreement”).

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IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the day and year first above written.

NOVACEA, INC.		OPTION HOLDER:

By:
	Bradford S. Goodwin,	(Name)
Chief Executive Officer

Address for Notice:

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CONSENT OF SPOUSE

The undersigned, the spouse of the Option Holder under the foregoing Stock Option Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of Common Stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.

Dated as of

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EXHIBIT A

NOVACEA, INC.

OPTIONEE RESTRICTION AGREEMENT

THIS OPTIONEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of ______, 20__ between Novacea, Inc., a Delaware corporation (the “Company”), and ________________ (“Optionee”).

RECITALS:

A. Optionee owns as of the date hereof an option (the “Option”) granted by the Company to purchase all or any part of an aggregate of ____________ (            ) shares (the “Shares”) of the Common Stock of the Company, par value $.001 per share, at a purchase price of ____________ cents ($0.__) per Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.

B. In order to provide assurance to certain present and future holders (collectively, the “Investors”) of the Preferred Stock of the Company (the “Preferred Shares”) and thereby to assist in future equity financings of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.

THE PARTIES AGREE AS FOLLOWS:

1. Company’s Right of First Refusal Respecting Shares.

1.1 Right of First Refusal. Subject to Section 1.5, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 1. 1 shall be freely assignable, in whole or in part.

1.2 Transfer of Exercised Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the

Company, the Optionee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

1.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

1.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.

1.5 Limitations to Rights. Without regard and not subject to the provisions of Sections 1.1 and 2.1;

(i) The Optionee may sell or otherwise assign for consideration Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.

(b) To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Act”).

2. Rights of Co-Sale.

2.1 The Rights of Investors. If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the “Eligible Holders”) in a transaction (the “Transaction”) not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a “Selling Holder”) which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares

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which the Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Section 2, the “pro rata portion” which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee. Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.

2.2 Notice. Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties’ concurrence with the description of the terms.

2.3 Failure to Notify. If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above. The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder’s right to participate in subsequent sales of Shares by the Optionee pursuant to Section 2.1 hereof.

2.4 Termination. The obligations of the Optionee under this Section 2 shall terminate and be of no further force and effect upon the occurrence the earlier of the two events described in subsection 1.4 of this Agreement.

3. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a Registration Statement filed under the Act; provided, however, that such restriction shall apply only to the first two Registration Statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten

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public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.

4. Company’s Right to Repurchase Upon Termination of Engagement.

4.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Optionee’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, the Optionee’s directorship or consulting or advising arrangement, as the case may be) terminates for any reason whatsoever (the “Engagement Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 4.1 shall be freely assignable, in whole or in part.

4.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Engagement Termination. If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Engagement Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.

4.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

4.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon the Optionee and any representative, executor, administrator, heir, or legatee of the Optionee.

5. Taxes. Concurrently with the exercise of the Option to which this Agreement is an exhibit, the Optionee shall execute and deliver to the Company (i) a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgement”) attached hereto as Exhibit 5A; and (ii) a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 5B, if the Optionee has indicated in the Acknowledgment his or her decision to make such an election. The Optionee should consult his or her own tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances. The Company may withhold from the Optionee’s wages, or require the Optionee

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to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.

6. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY AND A RIGHT OF CO-SALE ON THE PART OF CERTAIN STOCKHOLDERS PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”

“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES SHOULD THE PERSON INITIALLY ISSUED THESE SECURITIES CEASE TO BE EMPLOYED BY OR ENGAGED AS A CONSULTANT OR ADVISOR TO THE COMPANY OR ANY AFFILIATE THEREOF.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY’S SECURITIES AS MORE FULLY PROVIDED IN THE AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.”

7. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

8. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.

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9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of Orange or the United States District Court for the Central District of California, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 10.

10. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

NOVACEA, INC. 601 Gateway Boulevard, Suite 800 South San Francisco, CA 94080 Attention: President

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 10.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOVACEA, INC.

By:
Bradford S. Goodwin,
Chief Executive Officer

Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Optionee:
(Name)

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Optionee’s spouse indicates by the execution of this Agreement her consent to be bound by the terms herein as to her interests, whether as community property or otherwise, if any, in the Shares.

Optionee’s Spouse

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EXHIBIT 5A

ACKNOWLEDGMENT AND STATEMENT

OF DECISION REGARDING ELECTION

PURSUANT TO SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned (which term includes the undersigned’s spouse), a holder of shares of common stock of NOVACEA, INC., a Delaware corporation (the “Company”), hereby states as follows:

1. The undersigned acknowledges receipt of a copy of the Company’s Optionee Restriction Agreement (the “Agreement”). The undersigned has carefully reviewed the Agreement.

2. The undersigned either [check as applicable]:

☐ (a) has consulted, and has been fully advised by, the undersigned’s own tax advisor, ____________________________, whose business address is __________________________________________, regarding the federal, state and local tax consequences of entering into the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

☐ (b) as knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided [check as applicable]:

☐ (a) to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Agreement, an executed form which is attached as Exhibit 5B to the Agreement; or

☐ (b) not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any subsidiary or representative of the Company had made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

5. The undersigned is also submitting to the Company an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:_____________________, 20___	Signature

Print Name

Date:_____________________, 20___
Signature

Print Name

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EXHIBIT 5B

ELECTION PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in the undersigned’s gross income the excess (if any) of (x) the fair market value of the property described below, over (y) the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, the amount excluded from the undersigned’s income pursuant to Sections 421 and 422 of the Code. This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute. Pursuant to applicable Treasury Regulations the following information is provided:

1. The undersigned’s name, address and taxpayer identification (social security) number are:

Name: _________________________________

Address: ___________________________________

Social Security #: _______________________________

2. The property with respect to which the election is made consists of __________ shares of Common Stock of NOVACEA, INC., a Delaware corporation (the “Company”).

3. The date on which the above property was transferred to the undersigned was ____________________, 20___, and the taxable year to which this election relates is 20___.

4. The above property is subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.

5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $__________ per share.

6. The amount paid for the above property by the undersigned was $__________ per share.

7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.

8. If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code. However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.

If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $                . per share.

Date:_____________________, 20___.

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SCHEDULE 1 OF THE

OPTIONEE STOCK RESTRICTION

AGREEMENT

The Option shall vest and/or the Right of Repurchase shall expire on March 29, 2005 with respect to 1/4th of the total number of shares acquired or to be acquired, and thereafter with respect to an additional 1/48th of the total remaining number of shares on the 1st day of each of the immediately following calendar months.

Change in Control. In the event of a Change in Control (as such term is defined below), then the Option shall vest and/or the Right of Repurchase shall expire with respect to fifty percent (50%) of the shares of Common Stock subject thereto. Thereafter, the Option shall vest and/or the Right of Repurchase shall expire with respect to any unvested shares of Common Stock remaining subject thereto in equal monthly installments over the number of months remaining of the thirty-six (36) month period provided for in the preceding paragraph. For example, assume at the time immediately prior to a Change in Control (i) the number of shares of Common Stock subject to the Option and/or Right of Repurchase is seventy-two (72) shares and (ii) the Option is vesting and/or the Right of Repurchase is expiring, as applicable, monthly such that the Option will vest and/or the Right of Repurchase will expire with respect to two (2) shares each month over the next thirty-six (36) months. In such event, upon a Change in Control (A) the Option shall vest and/or the Right of Repurchase shall expire with respect to thirty-six (36) of such shares immediately, and (B) the Option shall continue to vest and/or the Right of Repurchase shall continue to expire in equal monthly installments with respect to the remaining thirty-six (36) shares of Common Stock subject to the Option and/or Right of Repurchase for the remainder of the thirty-six (36) month period provided for in the preceding paragraph (i.e., the Option shall vest and/or the Right of Repurchase shall expire with respect to one (1) share per month). In addition, in the event of a Change in Control, if within the period beginning on the first (1st) day of the calendar month immediately preceding the calendar month in which the effective date of such Change in Control occurs and ending on the last day of the thirteenth (13th) calendar month following the calendar month in which the effective date of Change in Control occurs, the Optionee’s employment with or service to the Company terminates due to an involuntary termination thereof by the Company (or any successor) without Cause (as such term is defined below) (not including a termination as a result of the Optionee’s death or disability) or due to a Constructive Termination (as such term is defined below), then the Option shall vest and/or the Right of Repurchase shall expire in full with respect to all shares of Common Stock subject thereto as of the date of such termination of the Optionee’s employment or service.

Death. In the event of the Option Holder’s termination of employment with or service to the Company or its parent or subsidiary corporations as a result of the Option Holder’s death, then the Option shall vest and/or the Right of Repurchase shall expire in full with respect to all shares of Common Stock subject thereto as of the date of the Option Holder’s death.

For purposes of this Schedule 1 only:

(a) “Cause” for the Optionee’s termination will exist at any time after the happening of one or more of the following events, in each case as determined in good faith by the Company’s Board of Directors:

(i) The Optionee’s gross negligence or willful misconduct in the performance of his or her duties to the Company;

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(ii) The Optionee’s repeated or unjustified absence from the Company;

(iii) The Optionee’s commission of any act of fraud with respect to the Company;

(iv) The Optionee’s conviction of or plea of guilty or nolo contendere to felony criminal conduct or a crime involving moral turpitude; or

(v) The Optionee’s violation of any noncompetition or confidentiality agreement that Optionee has entered into with the Company.

(b) “Change in Control” means: (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity and in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the entity surviving such transaction or the surviving entity’s parent; (iii) a reverse merger in which the Company is the surviving entity but the shares of Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the Company or the Company’s parent entity immediately after such transaction; or (iv) after the Listing Date (as such term is defined below), an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; provided, however, that clauses (ii) and (iii) of this paragraph shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

(c) “Constructive Termination” means Optionee’s voluntary resignation following (i) any reduction in the Optionee’s level of base salary, or (ii) a relocation of the Optionee’s principal place of employment by more than fifty (50) miles (other than reasonable business travel required as part of the job duties associated with the Optionee’s position), provided, and only in the event that, such change, reduction or relocation is effected by the Company without cause and without the Optionee’s consent.

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(d) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968, as amended.

Initialed by:	NOVACEA, INC.

By:
Bradford S. Goodwin,
Chief Executive Officer

Optionee:
(Name)

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